SECURITIES AND EXCHANGE COMMISSION


                     Washington, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported):  November 22, 1994



               JAMES RIVER CORPORATION OF VIRGINIA
     (Exact name of registrant as specified in its charter)


                            Virginia
         (State or other jurisdiction of incorporation)


            1-7911                           54-0848173
   (Commission File Number)     (IRS Employer Identification Number)


          120 Tredegar Street, Richmond, Virginia 23219
  (Address of principal executive offices, including zip code)


 Registrant's telephone number, including area code:  (804) 644-5411

Item 5.   Other Events.

  On November 22, 1994, James River Corporation of Virginia announced price increases on its Quilted Northern(r) bathroom tissue, Brawny(r) paper towels, and Dixie(r) Tabletop(tm) products. The price increases will be effective beginning on December
  26, 1994.

Item 7.   Financial Statements and Exhibits

(c)  Exhibits:

           99 Press release dated November 22, 1994, published by the registrant -- filed herewith.

                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              JAMES RIVER CORPORATION OF VIRGINIA



                              By: /s/ James R. Hudson, Jr.
                                   James R. Hudson, Jr.
                                   Vice President, Corporate Controller



Date:    November 28, 1994